UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 12, 2010

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000 – 30733	41-1978822
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification Number)

10700 Bren Road West
Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)
(952) 930-6000
(Registrant’s telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-10.3
EX-10.4

Section 5 — Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Executive Compensation
     On February 12, 2010, the Board of Directors of American Medical Systems Holdings, Inc. ratified the Compensation Committee’s recommended 2010 base salaries, option grants and restricted stock awards, the 2010 Executive Variable Incentive Plan (“2010 EVIP”) and the target bonuses under the 2010 EVIP, and Executive Severance Pay Plan, for each of its executive officers, including its principal executive officer, principal financial officer and each of the company’s other “named executive officers” (as defined in Regulation S-K Item 402(a)(3)) who were identified in its proxy statement for its 2009 annual meeting and are currently employed by the company.
     2010 Base Salary, Option Grants, and Restricted Stock Awards.
     On February 12, 2010, the Board of Directors ratified the Compensation Committee’s recommended 2010 base salaries for, granted options to purchase shares of company common stock and granted restricted stock awards to, each of its executive officers. All options were granted under the company’s 2005 Stock Incentive Plan at an exercise price of $18.46 per share (the closing sale price on the date of grant). All options vest with respect to twenty-five percent of the shares on March 31, 2011 and with respect to 6.25% of the shares on the last day of each calendar quarter thereafter. All options have a term of seven years. All restricted stock awards vest in annual installments of 25% of the shares over a four year period beginning on February 28, 2011. The 2010 base salaries, option awards, and restricted stock awards for the company’s named executive officers are as follows: Anthony P. Bihl III, President and Chief Executive Officer ($530,000, 196,140 option shares, and 24,440 restricted stock awards); Mark A. Heggestad, Executive Vice President and Chief Financial Officer ($311,200, 63,910 option shares, and 7,970 restricted stock awards); Whitney D. Erickson, Vice President and General Manager of Men’s Health ($288,100, 48,570 option shares, and 6,060 restricted stock awards); and John F. Nealon, Senior Vice President and General Manager of Women’s Health ($278,500, 41,830 option shares, and 5,220 restricted stock awards). The terms of the option awards and restricted stock awards are described in the Form of Stock Option Certificate for Executive Officers under the 2005 Stock Incentive Plan and Form of Restricted Stock Award for Executive Officers under the 2005 Stock Incentive Plan, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this report and are incorporated into this report by reference.

     2010 Executive Variable Incentive Plan.
     On February 12, 2010, the Board ratified the Compensation Committee’s recommended 2010 EVIP and target bonuses for executive officers under the 2010 EVIP. The 2010 EVIP provides for payment of a bonus based on achievement of net sales, net income and cash flow objectives in the 2010 operating plan approved by the Board. The total bonus is weighted 40% for achieving the net sales objective, 30% for achieving the net income objective and 30% for achieving the cash flow objective. The bonus payable under the plan is pro-rated for achievement above the minimum threshold and increases with percentage achievement relative to the objectives, and 100% of the target bonus will be paid at 100% achievement of the plan objectives. The maximum bonus payable under the plan will be 200% of the target bonus at 110% achievement of the net sales and net income objectives and 115% achievement of the cash flow objective. Bonuses for achieving the net sales and net income objectives will be paid beginning at 95% achievement of the net sales objective and 90.1% achievement of the net income objective, respectively. Bonuses for achieving these objectives will be determined and paid quarterly. Bonuses for achieving the cash flow objective will be paid beginning at 85.1% achievement of the cash flow objective, and bonuses for achieving this objective will be determined and paid annually. The target bonus under the 2010 EVIP, expressed as a percentage of base salary, for the company’s named executive officers are as follows: Anthony P. Bihl III, President and Chief Executive Officer (100%); Mark A. Heggestad, Executive Vice President and Chief Financial Officer (60%); Whitney D. Erickson, Vice President and General Manager of Men’s Health (50%); and John F. Nealon, Senior Vice President and General Manager of Women’s Health (50%). The foregoing description of the 2010 Executive Variable Incentive Plan is qualified in its entirety by reference to the complete text of the 2010 Executive Variable Incentive Plan, a copy of which is filed as Exhibit 10.3 to this report and is incorporated into this report by reference.
     Executive Severance Pay Plan.
     On February 12, 2010, the Board of Directors approved the Compensation Committee’s recommendation to approve the American Medical Systems, Inc. Executive Severance Pay Plan, which will apply to U.S. based executive officers, whose employment is involuntarily terminated after April 1, 2010 without cause. This plan entitles an executive officer, who has signed a written separation agreement and release in connection with such involuntary termination without cause, to receive a lump-sum cash severance payment equal to his or her annual base pay, as of the date of termination, and a pro-rata portion of his or her quarterly incentive bonus. An executive officer terminated on or after October 1 of each year will also receive a pro-rata portion of his or her annual incentive bonus for that year. Finally, an executive officer who timely elects continued coverage of group medical plans, group dental plans and life insurance is eligible for up to 12 months of reimbursement in the amount equal to the difference between the amount the terminated officer pays for continued coverage and the amount paid by a full-time active employee. An executive officer cannot receive benefits under this plan to the extent he or she is receiving payment from the company under any provision of law due to the termination of such qualified employee’s employment, including pursuant to a severance or change in control agreement. The foregoing description of the Executive Severance Pay Plan is qualified in its entirety by reference to the complete text of the Executive Severance Pay Plan, a copy of which is filed as Exhibit 10.4 to this report and is incorporated into this report by reference.

Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired. Not Applicable.

(b)	Pro Forma Financial Information. Not Applicable.

(c)	Shell Company Transactions. Not Applicable.

(d)	Exhibits.

Exhibit
No.	Description
10.1	Form of Stock Option Certificate for Executive Officers under the 2005 Stock Incentive Plan (Version Modified in 2010) (filed herewith)

10.2	Form of Restricted Stock Award for Executive Officers under the 2005 Stock Incentive Plan (filed herewith)

10.3	2010 Executive Variable Incentive Plan (filed herewith)

10.4	American Medical Systems, Inc. Executive Severance Pay Plan (filed herewith)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.

Dated: February 19, 2010	By	/s/ Mark A. Heggestad

	Name:	Mark A. Heggestad
	Title:	Executive Vice President and Chief Financial Officer

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
CURRENT REPORT ON FORM 8-K
EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
10.1	Form of Stock Option Certificate for Executive Officers under the 2005 Stock Incentive Plan (Version Modified in 2010)	Filed herewith

10.2	Form of Restricted Stock Award for Executive Officers under the 2005 Stock Incentive Plan	Filed herewith

10.3	2010 Executive Variable Incentive Plan	Filed herewith

10.4	American Medical Systems, Inc. Executive Severance Pay Plan	Filed herewith